CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Mar. 31, 2019	Mar. 31, 2018
CONSOLIDATED BALANCE SHEETS
Ordinary shares, par value (in US dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized (in shares)	500,000,000	500,000,000
Ordinary shares, shares issued (in shares)	49,625,303	47,958,550
Ordinary shares, shares outstanding (in shares)	49,204,083	47,958,550
Treasury stock (in shares)	421,220	0